================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): JUNE 11, 2003




                           EARTH SEARCH SCIENCES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      UTAH
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-19566                                          87-0437723
(Commission File Number)                       (IRS Employer Identification No.)


  1729 MONTANA HIGHWAY 35, KALISPELL, MT                     59901
 (Address of Principal Executive Offices)                 (Zip Code)


                                 (406) 751-5200
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 10, 2003, the board of directors of the Company dismissed the Company's current accountants, Grant Thornton, LLP. Grant Thornton, LLP served as the Company's auditor for the fiscal years ended March 31, 2002 and 2001. The board of directors has appointed Malone & Bailey, PLLC as the Company's auditor for the year ended March 31, 2003.

         The reports of Grant Thornton, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except for the inclusion in both reports of an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

         In connection with its audits for the two most recent fiscal years and through June 10, 2003, there have been no disagreements with Grant Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         During the two most recent fiscal years and through June 10, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant has requested that Grant Thornton, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 10, 2003, is filed as Exhibit 16.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are filed as exhibits to this Report

         16.2 Letter dated June 10, 2003 from Grant Thornton, LLP to the Securities and Exchange Commission



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Earth Search Sciences, Inc.


Dated: June 11, 2003                         /s/  Larry Vance
                                             ---------------------------

EXHIBIT INDEX

Exhibit No.   Description

   16.2 Letter dated June 10, 2003 from Grant Thornton LLP to the Securities and Exchange Commission.